Exhibit 10.15

AMENDMENT NO. 1 TO CONSULTING AGREEMENT

This Amendment No. 1 to Consulting Agreement (“Amendment”) is made as of May 7, 2019 (“Effective Date”), by and between Cabaletta Bio, Inc. (formerly known as Tycho Therapeutics, Inc.), with a principal place of business being 2929 Arch Street, Suite 600, Philadelphia, PA 19104 (“Company”) and Danforth Advisors, LLC (“Consultant”), with a principal place of business being [****] (“Danforth”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Consulting Agreement by and between Danforth Advisors and the Company dated as of May 7, 2018 (“Agreement”).

WHEREAS, Consultant is engaged by the company under the terms and conditions of the Consulting Agreement and the parties hereto desire to revise the terms of the Consulting Agreement on the terms and conditions set forth more fully herein; and

WHEREAS, the Company and Consultant mutually desire to amend the term and scope of the Agreement

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and for the other good and valuable consideration, receipt of which is hereby acknowledge, the parties hereby agree as follows:

1.	Section 3. Term and Termination is hereby modified to extend the term of the Agreement until May 7, 2020.

2.	Except as specifically provided for in this Amendment, the terms of the Agreement shall be unmodified and shall remain in full force and effect.

Except as specifically provided for in this Amendment No. 1, the terms of the Agreement shall be unmodified and shall remain in full force and effect. For avoidance of doubt this Agreement remained in effect the entire time between May 7, 2018 and the Effective Date of this Amendment No. 1.

This Amendment may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same Amendment, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to the other.

IN WITNESS WHEREOF, this Amendment has been executed by the Company and Danforth Advisors, LLC to be effective as of the date first above written.

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DANFORTH ADVISORS, LLC	CABALETTA BIO, INC.

/s/ Gregg Beloff	/s/ Anup Marda
Name	Name

Gregg Beloff	Anup Marda
Print Name	Print Name

Managing Director	Chief Financial Officer
Title	Title

5/27/19	7/9/19
Date	Date